Exhibit 10.2

Joinder and Amendment No. 5

Execution Version

JOINDER AND AMENDMENT NO. 5 TO RECEIVABLES SALE AGREEMENT AND PERFORMANCE UNDERTAKING

THIS JOINDER AND AMENDMENT NO. 5 TO RECEIVABLES SALE AGREEMENT (this “Amendment”) is entered into as of September 1, 2018 (the “Effective Date”), is entered into by and among Commercial Metals Company, a Delaware corporation, individually (“CMC”) and as provider of the Performance Undertaking (in such capacity, the “Performance Guarantor”), Structural Metals, Inc., a Texas corporation (“SMI”), CMC Steel Fabricators, Inc., a Texas corporation (“CMC Steel”), SMI Steel LLC, an Alabama limited liability company (“SMI Steel”), Owen Electric Steel Company of South Carolina, a South Carolina corporation (“Owen Electric”), AHT, Inc., a Pennsylvania corporation (“AHT” and together with CMC, SMI, CMC Steel, SMI Steel and Owen Electric, the “Existing Originators”), CMC Steel Oklahoma, LLC, a Delaware limited liability company (“Oklahoma” and, together with the Existing Originators, the “Originators”), and CMC Receivables, Inc., a Delaware corporation (the “SPE”).

Preliminary Statements

A. The Existing Originators and the SPE are parties to that certain Receivables Sale Agreement dated as of April 5, 2011 (as amended, restated, or modified from time to time, the “Sale Agreement”).

B. Oklahoma wishes to join the Sale Agreement as an Originator thereunder and to begin selling its Receivables and Related Security to the SPE.

C. The Performance Guarantor and the SPE are parties to that certain Performance Undertaking dated as of April 5, 2011 (as amended, restated, or modified from time to time, the “Performance Undertaking,” and together with the Sale Agreement and the Purchase Agreement, the “Agreements”).

D. The parties hereto desire to amend the Agreements on the terms and subject to the conditions hereinafter set forth.

NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Definitions. Capitalized terms used and not otherwise defined herein are used with the meanings attributed thereto in the Agreements.

2. Amendments. Effective as of the Effective Date:

2.1. Oklahoma agrees to be bound by the terms of, and to perform all of the obligations of an Originator under, the Sale Agreement and all related Transaction Documents.

2.2. The definition in Exhibit I to the Sale Agreement of the following defined term is hereby amended and restated in its entirety to read as follows:

Joinder and Amendment No. 5

“Initial Cutoff Date” means (a) solely as to CMC Steel Oklahoma, LLC, August 31, 2018, (b) solely as to Owen Electric Company of South Carolina, April 30, 2013, and (c) as to all other Originators, March 31, 2011.

2.3. Exhibit II to the Sale Agreement is hereby amended and restated in its entirety to read as set forth in Annex II hereto.

2.4. The definition of “Other Originators” in the Performance Undertaking is hereby amended to add “CMC Steel Oklahoma, LLC, a Delaware limited liability company (‘Oklahoma’)”.

3. Effect of Amendments; Sale.

3.1. Except as specifically amended hereby, each of the Agreements shall remain unaltered and in full force and effect. This Amendment shall not constitute a novation of the Agreements, but shall constitute an amendment to the Agreements as noted above. The parties hereto agree to be bound by the terms and conditions of the Agreements, as amended hereby, as though such terms and conditions were set forth in full herein.

3.2. On the Effective Date, in consideration for the Purchase Price and upon the terms and subject to the conditions set forth in the Sale Agreement, Oklahoma hereby sells, assigns, transfers and otherwise conveys to the SPE, without recourse (except to the extent expressly provided in the Sale Agreement), and the SPE hereby purchases from Oklahoma, all of Oklahoma’s right, title and interest in and to all Receivables resulting from the sale of goods or provision of services, whether existing as of the close of business on the eve of the Effective Date or thereafter arising through and including the Termination Date, together, in each case, with all Related Security relating thereto and all Collections thereof (collectively, the “Oklahoma Assets”), and the SPE hereby acquires the foregoing and shall be obligated to pay the Purchase Price for each such Receivable in accordance with Section 1.2 of the Sale Agreement.

3.3. The Administrative Agent, as the SPE’s assignee, is hereby authorized and directed to file a UCC-1 financing statement naming Oklahoma, as debtor/seller, the SPE as original secured party/buyer, and the Administrative Agent, as total assignee, reasonably describing the Oklahoma Assets as collateral with the Secretary of State of the State of Delaware, and to file amendments to each of the financing statements filed by the SPE or the Administrative Agent against any of the Existing Originators to give effect to the amendments set forth herein.

4. Representations and Warranties. In order to induce the SPE to enter into this Amendment and the Administrative Agent and Nieuw Amsterdam Administrator to consent hereto, each of the Performance Guarantor and the Originators hereby represents and warrants that (a) its execution and delivery of this Amendment is within its corporate or limited liability company powers and authority and has been duly authorized by all necessary corporate or limited liability company action on its part, (b) this Amendment has been duly executed and delivered by it, (c) each of its representations and warranties set forth in Article II of the Sale Agreement is true and correct on and as of the Effective Date as though made on and as of each such date, except to the extent such representations and warranties expressly relate to an earlier date, in which case each of such representations and warranties remains true and correct in all material respects as of such earlier date, and (d) after giving effect to the provisions of Section 2 above, no event has occurred and is continuing that will constitute a Termination Event or an Unmatured Termination Event on and as of the Effective Date.

Joinder and Amendment No. 5

5. Conditions Precedent. Effectiveness of this Amendment is subject to the satisfaction of each of the following conditions precedent on or prior to the Effective Date:

5.1.

The Administrative Agent, as the SPE’s assignee, shall have received counterparts of this Amendment, duly executed by each of the Originators and the SPE, and consented to by each of the Administrative Agent and the Nieuw Amsterdam Administrator.

5.2.	The Administrative Agent, as the SPE’s assignee, shall have received a Subordinated Note duly executed by the SPE in favor of Oklahoma.

5.3.

The Administrative Agent, as the SPE’s assignee, shall have received one or more opinions of inside and outside counsel to Oklahoma covering the matters covered by the opinions previously delivered by counsel to the Existing Originators.

5.4.

The Administrative Agent, as the SPE’s assignee, shall have received a letter or opinion of Haynes and Boone, LLP, in form reasonably acceptable to each of the Administrative Agent and Nieuw Amsterdam Administrator, confirming that the opinions expressed in its April 5, 2011 bankruptcy opinion would not be altered by the addition of Oklahoma as an Originator.

5.5.

The Administrative Agent, as the SPE’s assignee, shall have received UCC, tax and judgment lien searches from the State of Delaware and any applicable counties therein or in the State of Oklahoma with respect to Oklahoma and shall have reasonably determined that no financing statement or other notice of lien is of record in such jurisdictions with respect to the Oklahoma Assets.

5.6.	The Administrative Agent, as the SPE’s assignee, shall have received in form suitable for filing the UCC-1 financing statement referenced in Section 3.3 of this Amendment.

5.7.

The Administrative Agent, as the SPE’s assignee, shall have received a certificate of the secretary or an assistant secretary of Oklahoma attaching (a) a copy of the resolutions of its board of managers authorizing its execution, delivery and performance of this Amendment and the sale of the Oklahoma Assets, (b) a copy of its Certificate of Formation certified as of a recent date by the Secretary of State of the State of Delaware, (c) a copy of its limited liability company agreement as in effect on the Effective Date, (d) a good standing certificate issued as of a recent date by the Secretary of State of each of the States of Delaware and Oklahoma, and (e) the names, titles and specimen signatures of its officers who are authorized to execute and deliver this Amendment and any other documents required to be delivered by it hereunder or under the Sale Agreement.

Joinder and Amendment No. 5

5.8.

The Administrative Agent, as the SPE’s assignee, shall have received copies of any and all consents (if any) necessary in connection with Oklahoma’s joinder to the Sale Agreement as contemplated by this Amendment.

5.9.	Each of the representations and warranties contained in Section 4 of this Amendment shall be true and correct as of the Effective Date.

6. Miscellaneous.

6.1. GOVERNING LAW. AS TO ITS IMPACT ON EACH OF THE AGREEMENTS AMENDED HEREBY, THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE SAME LAWS THAT GOVERN SUCH AGREEMENT.

6.2. CONSENT TO JURISDICTION. EACH OF THE ORIGINATORS HEREBY IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF ANY UNITED STATES FEDERAL OR NEW YORK STATE COURT SITTING IN NEW YORK, NEW YORK, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THE AREEMENTS, THIS AMENDMENT OR ANY DOCUMENT EXECUTED BY SUCH ORIGINATOR PURSUANT TO THE SALE AGREEMENT OR THIS AMENDMENT, AND EACH ORIGINATOR HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH COURT AND IRREVOCABLY WAIVES ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN SUCH A COURT OR THAT SUCH COURT IS AN INCONVENIENT FORUM. NOTHING HEREIN SHALL LIMIT THE RIGHT OF THE SPE (OR ITS ASSIGNS) TO BRING PROCEEDINGS AGAINST ANY ORIGINATOR IN THE COURTS OF ANY OTHER JURISDICTION. ANY JUDICIAL PROCEEDING BY ANY OF THE ORIGINATORS AGAINST THE SPE (OR ITS ASSIGNS) OR ANY AFFILIATE THEREOF INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THE SALE AGREEMENT, THIS AGREEMENT OR ANY DOCUMENT EXECUTED BY ANY ORIGINATOR PURSUANT TO THE SALE AGREEMENT OR THIS AGREEMENT SHALL BE BROUGHT ONLY IN A COURT IN NEW YORK, NEW YORK.

6.3. WAIVER OF JURY TRIAL. TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, EACH PARTY HERETO HEREBY WAIVES TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS AMENDMENT, THE SALE AGREEMENT, EACH OTHER TRANSACTION DOCUMENT, ANY DOCUMENT EXECUTED BY ANY OF THE ORIGINATORS PURSUANT TO THE SALE AGREEMENT, THIS AMENDMENT OR THE RELATIONSHIP ESTABLISHED HEREUNDER OR THEREUNDER.

6.4. Integration; Binding Effect. This Amendment and each other Transaction Document contain the final and complete integration of all prior expressions by the parties hereto with respect to the subject matter hereof and shall constitute the entire agreement among the parties hereto with respect to the subject matter hereof superseding all prior oral or written understandings. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns (including any trustee in bankruptcy).

Joinder and Amendment No. 5

6.5. Counterparts; Severability. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same Amendment. To the fullest extent permitted by applicable law, delivery of an executed counterpart of a signature page of this Amendment by telefacsimile or electronic image scan transmission (such as a “pdf” file) will be effective to the same extent as delivery of a manually executed original counterpart of this Amendment. Any provisions of this Amendment which are prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

6.6. Reaffirmation. Except as expressly modified herby, each of the Agreements is hereby ratified and remains unaltered and in full force and effect.

<Signature pages follow>

Joinder and Amendment No. 5

Execution Version

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their duly authorized officers as of the date hereof.

CMC RECEIVABLES, INC.

By:	/s/ Paul J. Lawrence
Name:	Paul J. Lawrence
Title:	Treasurer

Signature Page 1

Joinder and Amendment No. 5

Execution Version

COMMERCIAL METALS COMPANY, as an Originator and as Performance Guarantor

By:	/s/ Paul J. Lawrence
Name:	Paul J. Lawrence
Title:	VP of Finance

Signature Page 2

Joinder and Amendment No. 5

Execution Version

STRUCTURAL METALS, INC.

By:	/s/ Paul J. Lawrence
Name:	Paul J. Lawrence
Title:	Treasurer

Signature Page 3

Joinder and Amendment No. 5

Execution Version

CMC STEEL FABRICATORS, INC.

By:	/s/ Paul J. Lawrence
Name:	Paul J. Lawrence
Title:	Treasurer

Signature Page 4

Joinder and Amendment No. 5

Execution Version

SMI STEEL LLC

By:	/s/ Paul J. Lawrence
Name:	Paul J. Lawrence
Title:	Treasurer

Signature Page 5

Joinder and Amendment No. 5

Execution Version

OWEN ELECTRIC STEEL COMPANY OF SOUTH CAROLINA

By:	/s/ Paul J. Lawrence
Name:	Paul J. Lawrence
Title:	Treasurer

Signature Page 6

Joinder and Amendment No. 5

Execution Version

AHT, INC.

By:	/s/ Paul J. Lawrence
Name:	Paul J. Lawrence
Title:	Treasurer

Signature Page 7

Joinder and Amendment No. 5

Execution Version

CMC STEEL OKLAHOMA, LLC

By:	/s/ Paul J. Lawrence
Name:	Paul J. Lawrence
Title:	Treasurer

Signature Page 8

Joinder and Amendment No. 5

Execution Version

The undersigned hereby consents to the foregoing Joinder and Amendment No. 5 to Receivables Sale Agreement as of the Effective Date:

WELLS FARGO BANK, N.A., AS ADMINISTRATIVE AGENT

By:	/s/ William P. Rutkowski
Name:	William P. Rutkowski
Title:	Director

Signature Page 9

Joinder and Amendment No. 5

The undersigned hereby consents to the foregoing Joinder and Amendment No. 5 to Receivables Sale Agreement as of the Effective Date:

COÖPERATIEVE RABOBANK U.A., AS NIEUW AMSTERDAM ADMINISTRATOR

By:	/s/ Jennifer Vervoorn
Name: Jennifer Vervoorn
Title: Director

By:	/s/ Eugen van Esveld
Name: Eugen van Esveld
Title: MP

Signature Page 10

Annex I

Exhibit II

Jurisdiction of Incorporation; Organizational Identification Number; Principal Places of Business; Chief Executive Office; Locations of Records; Federal Employer Identification Number; Other Names

Company	FEIN	Jurisdiction of Organization	Organizational ID Number	Principal Place of Business	Chief Executive Office and Location of Records	Other Names
CMC Receivables, Inc.	75-2942626	Delaware	3404428	6565 N. MacArthur Blvd. Suite 1036 Irving, TX 75039	6565 N. MacArthur Blvd. Suite 1036 Irving, TX 75039	N/A

Commercial Metals Company	75-0725338	Delaware	406521	6565 N. MacArthur Blvd. Suite 800 Irving, TX 75039	6565 N. MacArthur Blvd. Suite 800 Irving, TX 75039	N/A

Structural Metals, Inc.	74-1070965	Texas	9292700	1 Steel Mill Drive Seguin, TX 78155	6565 N. MacArthur Blvd. Suite 800 Irving, TX 75039	N/A

CMC Steel Fabricators, Inc.	74-2195234	Texas	42590700	1 Steel Mill Drive Seguin, TX 78155	6565 N. MacArthur Blvd. Suite 800 Irving, TX 75039	N/A

SMI Steel LLC	63-0860755	Alabama	095-579	101 S. 50th Street Birmingham, AL 35212	6565 N. MacArthur Blvd. Suite 800 Irving, TX 75039	N/A

Owen Electric Steel Company of South Carolina	57-0409183	South Carolina	N/A	310 New State Rd. Cayce, SC 29033	6565 N. MacArthur Blvd. Suite 800 Irving, TX 75039	N/A

AHT, Inc.	23-2870775	Pennsylvania	2729876	108 Parkway East Pell City, AL 35125	6565 N. MacArthur Blvd. Suite 800 Irving, TX 75039	N/A

CMC Steel Oklahoma, LLC	47-4781696	Delaware	5797703	6565 N. MacArthur Blvd. Suite 800, Irving, TX 75039	6565 N. MacArthur Blvd., Suite 800 Irving, TX 75039	N/A

Annex I – Exhibit II